SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                      February 15, 2001

                     XEROX CORPORATION
   (Exact name of registrant as specified in its charter)

 New York              1-4471                16-0468020
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)

                   800 Long Ridge Road
                     P. O. Box 1600
            Stamford, Connecticut  06904-1600
    (Address of principal executive offices)(Zip Code)

    Registrant's telephone number, including area code:
                      (203) 968-3000







Item 5.  Other Events

On February 15, 2001, an action was commenced in the United States District Court for the District of Connecticut against Registrant and Paul Allaire, G. Richard Thoman, Barry Romeril, Philip Fishbach, and Gregory Tayler (the "Individual Defendants"). The action purports to be a class action on behalf of the named plaintiff and all other persons who purchased Common Stock of Registrant during the period from February 15, 1998 and February 6, 2001 (the "Class"). Among other things, the complaint alleges that each of Registrant and the Individual Defendants is liable for violating Section 10(b) of the Securities Exchange Act of 1934, as amended (the "Act"), and Securities and Exchange Commission Rule 10b-5 thereunder, by carrying out a plan, scheme and course of conduct which was intended to (i) deceive the investing public, including plaintiff and other Class members, (ii) artificially inflate and maintain the market price of Registrant's securities and, (iii) cause plaintiff and other Class members to purchase Registrant's securities at artificially inflated prices. The complaint further alleges that the Registrant and Individual Defendants employed devices, schemes and artifices to defraud, made untrue statements of material fact and/or omitted to state material facts as necessary to make the statements not misleading, including reporting false financial results which were not prepared in conformity with generally accepted accounting principles because, among other things, Registrant allegedly improperly recognized revenues from leasing operations by booking up-front those lease payments attributable to supplies and services, artificially boosted Registrant's short-term results by overstating the value of future payments from leases originated in developing countries, and failed to write off mounting bad debts and improper classification of transactions in Registrant's Mexico operations which resulted in $119 million in charges in the second and third quarters of fiscal 2000. The Individual Defendants are alleged to be liable as controlling persons pursuant to Section 20(a) of the Act. The complaint seeks judgment declaring the action to be a proper class action pursuant to Rule 23 of the Federal Rules of Civil Procedure; awarding plaintiff and the members of the class unspecified damages, interest and costs; and further awarding such equitable/injunctive or other relief as the court deems appropriate.

Registrant and the Individual Defendants deny any wrongdoing alleged in the complaint and intend to vigorously defend the action.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CORPORATION

                                         /s/ MARTIN S. WAGNER
                                         --------------------------------
                                         By: MARTIN S. WAGNER
                                             Assistant Secretary

Date: February 20, 2001